EXHIBIT 23.2
                                                                   ------------



                                                PRINCIPAL OFFICERS:
[COMPANY LOGO OMITTED]
                                                Harry Jung,  P. Eng.
                                                 President, C.E.O.
                                                Dana B. Laustsen, P. Eng.
                                                 Executive V.P., C.0.0.
                                                Keith M. Braaten,  P. Eng.
                                                  Executive V.P.

                                                OFFICERS / VICE PRESIDENTS:

                                                Terry L Aarsby, P. Eng.
                                                Jodi L Anhorn, P. Eng.
                                                Neil I. Dell,  P. Eng.
                                                David G. Harris, P. Geol.
                                                Myron J. Hladyshevsky, P. Eng.
                                                Bryan M. Joa,  P. Eng.
                                                John H. Stilling, P. Eng.
                                                Douglas R. Sutton, P. Eng.
                                                James H. Willmon, P. Eng.


                        CONSENT OF INDEPENDENT ENGINEERS


Re: Registration statement on Form F-3 (the "Registration Statement") of Pengrowth Energy Trust (the "Trust")

We hereby consent to (i) all references to our name included or incorporated by reference in the Registration Statement filed with the Securities and Exchange Commission (the "SEC") on June 15, 2007; and (ii) the inclusion or incorporation by reference of our reports and opinions evaluating the Trust's reserves as of December 31, 2006 in the Registration Statement and information derived therefrom, which reports and opinions appear in the Trust's Annual Report on Form 40-F and its registration statement on Form 40-F as filed with the SEC on April 2, 2007.

Additionally, we consent to the reference to us under the heading "Experts" in the Registration Statement.

                                          Sincerely,

                                          GLJ CONSULTANTS LTD.



                                          /s/ Harry Jung
                                          ----------------------
                                          Harry Jung, P. Eng.
                                          President


Date:  June 15, 2007
Calgary, Alberta



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